UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026 ( March 12, 2026 )

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2026 (March 13, 2026, 2026 AWST), Energy Fuels Inc. ("Energy Fuels") and Australian Strategic Materials Limited ("ASM") entered into a Deed of Amendment and Restatement (the "Deed") to amend the structure of consideration to be provided by Energy Fuels to each ASM shareholder pursuant to a court-approved scheme of arrangement under Australia's Corporations Act 2001 (Cth) ("Corporations Act") (the "Scheme" and such acquisition, the "Transaction").

Under the Deed, at the time of implementation of the Scheme (the "Closing"), all ASM shares issued and outstanding as of the Scheme Record Date (as defined in the Deed) will be transferred to Energy Fuels, and the holders of such ASM shares ("Scheme Shareholders") will have the right to receive, for each such ASM Share, (i) 0.053 Energy Fuels CHESS Depository Interests ("CDI") (by default) or, at their election, 0.053 Energy Fuels common shares (the "Share Consideration") and (ii) an amount of A$0.13 in cash (the "Cash Consideration", and together with the Share Consideration, the "Scheme Consideration").

As previously disclosed under the Scheme Implementation Deed dated January 20, 2026 (January 21, 2026 AWST) (the "SID"), which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated January 26, 2026, ASM intended to pay a special dividend of up to A$0.13 as Scheme Consideration. Under the Deed, that special dividend will no longer be paid and will instead be replaced by the Cash Consideration. The disclosure set forth in items 1.01 and 3.02 of the Current Report on Form 8-K dated January 26, 2026 are incorporated herein by reference. No other material changes have been made to the terms and conditions of the SID.

The foregoing description of the Transaction, the Scheme and the Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Deed, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Deed of Amendment and Restatement, dated as of March 13, 2026 (AWST), by and among Energy Fuels Inc. and Australian Strategic Materials Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains certain "Forward Looking Information" and "Forward Looking Statements" within the meaning of applicable United States and Canadian securities legislation, which may include, but are not limited to, statements with respect to: any expectation that the Scheme will be implemented and that Closing will occur; any expectation that the Option Scheme will be implemented; any expectation that each ASM director will vote, or procure the voting of, all ASM shares and options that such director holds or controls in favor of the Scheme and Option Scheme; any expectation as to the timing of Closing of the Scheme and Option Scheme; any expectation that Post-Closing, ASM shareholders, as a group, would own any specific percentage of Energy Fuels' outstanding shares; and any expectation that the Transaction value at Closing could be higher or lower than the Transaction value calculated as of the date the exchange ratio was set on January 16, 2026. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects," "does not expect," "is expected," "is likely," "budgets," "scheduled," "estimates," "forecasts," "intends," "anticipates," "does not anticipate," or "believes," or variations of such words and phrases, or state that certain actions, events or results "may," "could," "would," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: failure to obtain approval by Scheme Shareholders of the Scheme in accordance with the Corporations Act; failure to receive approval by Australia's Foreign Investment Review Board; the occurrence of certain actions of the parties between signing and Closing of the Transaction; failure to obtain approval of the Scheme by the Court; the receipt of any governmental order, injunction, decree or ruling by an Australian, United States, Canadian or South Korean court or regulatory authority prohibiting consummation of the Transaction; the issuance of an independent expert report concluding that the Scheme is not or is no longer in the best interests of the Scheme Shareholders, at any time; the New Energy Fuels Shares issuable in the Transaction not having been approved for listing on the NYSE American and the Toronto Stock Exchange, respectively, and quotation of Energy Fuels CDI consideration on the Australian Securities Exchange; the New Energy Fuels Shares not being issued pursuant to an exemption to registration requirements of applicable U.S. and Canadian securities laws; the existence of a superior proposal; the termination of the Deed by either party in accordance with its terms, including in the event ASM's board of directors makes an adverse change in recommendation or publicly endorses a competing proposal; and the other factors described under the caption "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar.html, on SEDAR+ at www.sedarplus.ca, and on the Company's website at www.energyfuels.com. Forward-looking statements contained herein are made as of the date of this news release, and Energy Fuels disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: March 18, 2026	By: /s/ David C. Frydenlund
David C. Frydenlund
Executive Vice President and Chief Legal Officer